                                                                  EXHIBIT (c)(2)

       SCHEDULE 1
   PIERRE FOODS, INC.
VALUATION SUMMARY ($000S)

Valuation Approach                                             Value Indication  Weighting
----------------------------------                             ----------------  ---------

Transaction Approach                                                $12,191        33.3%
Market Approach                                                     $ 8,360        33.3%
DCF Approach - Scenario #1                                          $     0        33.3%
DCF Approach - Scenario #2                                          $     0
DCF Approach - Scenario #3                                          $     0
DCF Approach - Scenario #4                                          $     0

                                                                    -------

Concluded Fair Market Value - Minority, Marketable Basis            $ 6,850
Shares Outstanding as of March 9, 2001                                5,781
                                                                    -------
Total Fair Market Value per Share                                   $  1.18
                                                                    =======

                                   SCHEDULE 2
                               PIERRE FOODS, INC.
                    COMPARATIVE, COMBINED BALANCE SHEET DATA



FISCAL YEAR ENDED:                                 2/23/1996      %       2/28/1997      %       2/27/1998      %        3/6/1999
                                                 ------------   -----   ------------   -----   ------------   -----   -------------

ASSETS
   Cash & Equivalents                            $    430,311     1.0   $  3,995,497     6.7   $  2,818,071     3.9   $   1,664,398
   Marketable Securities                              148,997     0.4        171,910     0.3        206,706     0.3               0
   Accounts Receivable, Net
        Trade and Others                            3,341,871     8.0      3,457,017     5.8      5,023,333     7.0      18,239,005
        Related Party                                 484,951     1.2        278,919     0.5        181,367     0.3         326,147
Notes Receivable, Current Portion
        Related Party                                 772,329     1.9        563,644     0.9        526,592     0.7         280,964
        Other                                         639,692     1.5        409,996     0.7        624,314     0.9         135,811
   Inventories                                      5,553,641    13.3      6,706,838    11.3      7,361,347    10.3      30,430,482
   Income Tax Receivable                                    0     0.0        343,557     0.6        872,157     1.2               0
   Prepaid Expenses and Other                         486,128     1.2        108,323     0.2        269,222     0.4         988,023
   Deferred Income Taxes                              518,490     1.2        454,259     0.8        424,786     0.6       2,722,095
                                                 ------------   -----   ------------   -----   ------------   -----   -------------
Total Current Assets                               12,376,410    29.7     16,489,960    27.7     18,307,895    25.5      54,786,925

PROPERTY, PLANT & EQUIPMENT
Gross Property, Plant & Equipment                  45,984,616   110.4     60,774,388   102.0     71,555,653    99.9     105,191,311
   Less: Depreciation/Amortization                (20,696,583)  -49.7    (23,810,278)  -40.0    (26,531,860)  -37.0     (30,191,917)
                                                 ------------   -----   ------------   -----   ------------   -----   -------------
Net Property, Plant & Equipment                    25,288,033    60.7     36,964,110    62.1     45,023,793    62.8      74,999,394

OTHER ASSETS
    Property Held for Sale                          1,569,752     3.8      3,277,670     5.5      1,680,993     2.3       2,086,847
    Trade Name, Net                                         0     0.0              0     0.0              0     0.0      43,242,636
    Excess of Cost over Fair Value of
       Net Assets of Businesses Acquired, Net         662,321     1.6              0     0.0      2,906,366     4.1      32,623,400
    Other Intangible Assets, Net                            0     0.0        628,186     1.1        829,500     1.2       3,520,053
    Noncurrent Notes Receivable                       204,941     0.5        470,345     0.8        335,611     0.5          54,220

                                                                                   As of                RMA (1)   RMA (1)   RMA (1)
FISCAL YEAR ENDED:                              %       3/4/2000       %        3/3/2001        %      SIC #2011 SIC #2013 SIC #2051
                                              -----   -------------  -----   --------------   -----    -----------------------------
ASSETS
   Cash & Equivalents                           0.8   $   2,701,464     1.6   $   1,813,437     1.1       6.1        6.1       7.2
   Marketable Securities                        0.0               0     0.0               0     0.0
   Accounts Receivable, Net
        Trade and Others                        8.4      17,129,821    10.4      18,225,203    11.3      25.5       18.9      15.4
        Related Party                           0.2         292,990     0.2               0     0.0
Notes Receivable, Current Portion
        Related Party                           0.1         152,456     0.1               0     0.0
        Other                                   0.1          86,057     0.1               0     0.0
   Inventories                                 14.0      25,025,421    15.2      26,835,344    16.6      17.6       18.3       7.2
   Income Tax Receivable                        0.0       2,828,156     1.7       1,874,018     1.2
   Prepaid Expenses and Other                   0.5         799,582     0.5       1,030,985     0.6
   Deferred Income Taxes                        1.3       2,290,361     1.4       2,652,624     1.6
                                              -----   -------------   -----   -------------   -----     -----      -----     -----
Total Current Assets                           25.2      51,306,308    31.1      52,431,611    32.5      51.0       44.9      33.8

PROPERTY, PLANT & EQUIPMENT
Gross Property, Plant & Equipment              48.5      50,711,772    30.8             N/A     0.0
   Less: Depreciation/Amortization            -13.9     (14,926,953)   -9.1             N/A     0.0
                                              -----   -------------   -----   -------------   -----     -----      -----     -----
Net Property, Plant & Equipment                34.6      35,784,819    21.7      34,907,752    21.7      37.8       43.8      49.5

OTHER ASSETS
    Property Held for Sale                      1.0               0     0.0               0     0.0
    Trade Name, Net                            19.9      41,764,636    25.4      40,286,636    25.0       4.0        5.7       8.5
    Excess of Cost over Fair Value of
       Net Assets of Businesses Acquired, Net  15.0      28,893,723    17.5      27,871,114    17.3
    Other Intangible Assets, Net                1.6       2,556,936     1.6       2,363,956     1.5
    Noncurrent Notes Receivable                 0.0               0     0.0               0     0.0

FISCAL YEAR ENDED:                                 2/23/1996      %       2/28/1997      %       2/27/1998      %        3/6/1999
                                                 ------------   -----   ------------   -----   ------------   -----   -------------
    Noncurrent Related Party Note Receivable          515,944     1.2        963,117     1.6      1,550,638     2.2       1,018,767
    Deferred Income Taxes                                   0     0.0              0     0.0        685,458     1.0               0
    Deferred Loan Origination Fees, Net                     0     0.0              0     0.0        262,828     0.4       4,524,753
    Investment in Affiliates                          381,533     0.9        374,533     0.6              0     0.0               0
    Investment in Restricted Equity Securities        242,050     0.6              0     0.0              0     0.0               0
    Other                                             393,390     0.9        403,209     0.7         72,717     0.1         132,028
                                                 ------------   -----   ------------   -----   ------------   -----   -------------
Total Other Assets                                  3,969,931     9.5      6,117,060    10.3      8,324,111    11.6      87,202,704

TOTAL ASSETS                                     $ 41,634,374   100.0   $ 59,571,130   100.0   $ 71,655,799   100.0   $ 216,989,023
                                                 ============   =====   ============   =====   ============   =====   =============

LIABILITIES & EQUITY
   Notes Payable                                 $  4,000,000     9.6   $  4,487,776     7.5   $  5,105,144     7.1   $           0
   Current Installments of Long-Term Debt           2,030,953     4.9      1,297,792     2.2      2,189,401     3.1         673,752
   Trade Accounts Payable                           2,810,229     6.7      4,568,176     7.7      6,605,893     9.2      11,255,920
   Income Taxes Payable                                     0     0.0              0     0.0              0     0.0         151,366
   Accrued Salaries and Wages                         650,407     1.6        803,855     1.3      1,960,534     2.7       4,941,033
   Accrued Insurance                                  644,180     1.5        833,028     1.4        614,846     0.9       1,155,942
   Accrued Marketing and Advertising                        0     0.0              0     0.0         12,000     0.0       1,420,580
   Taxes, Other than Income                           323,059     0.8        739,347     1.2        379,269     0.5       1,176,888
   Accrued Interest                                    85,297     0.2         19,717     0.0         87,426     0.1       3,533,771
   Gift Certificates Outstanding                      331,955     0.8        491,463     0.8              0     0.0               0
   Other                                              515,974     1.2      1,134,345     1.9      1,850,766     2.6       3,351,366
                                                 ------------   -----   ------------   -----   ------------   -----   -------------
Total Current Liabilities                          11,392,054    27.4     14,375,499    24.1     18,805,279    26.2      27,660,618

LONG-TERM LIABILITIES
   Deferred Franchise Fees                              5,000     0.0              0     0.0              0     0.0               0
   Deferred Income Taxes                              903,639     2.2      1,425,100     2.4              0     0.0       1,910,468
   Other Long-Term Liabilities                              0     0.0              0     0.0              0     0.0               0
   Long Term Debt, Noncurrent                      12,890,060    31.0     12,422,150    20.9     13,623,532    19.0     146,265,928
                                                 ------------   -----   ------------   -----   ------------   -----   -------------
Total Long-Term Liabilities                        13,798,699    33.1     13,847,250    23.2     13,623,532    19.0     148,176,396

TOTAL LIABILITIES                                  25,190,753    60.5     28,222,749    47.4     32,428,811    45.3     175,837,014

                                                                                    As of               RMA (1)   RMA (1)   RMA (1)
FISCAL YEAR ENDED:                                %       3/4/2000        %       3/3/2001        %    SIC #2011 SIC #2013 SIC #2051
                                                -----   -------------   -----   -------------   -----  -----------------------------
    Noncurrent Related Party Note Receivable      0.5         705,493     0.4         705,493     0.4
    Deferred Income Taxes                         0.0               0     0.0               0     0.0
    Deferred Loan Origination Fees, Net           2.1       3,714,748     2.3       2,619,157     1.6
    Investment in Affiliates                      0.0               0     0.0               0     0.0
    Investment in Restricted Equity Securities    0.0               0     0.0               0     0.0
    Other                                         0.1               0     0.0               0     0.0
                                                -----   -------------   -----   -------------   -----  -----   ----------   -----
Total Other Assets                               40.2      77,635,536    47.1      73,846,356    45.8

TOTAL ASSETS                                    100.0   $ 164,726,663   100.0   $ 161,185,719   100.0  100.0        100.0   100.0
                                                =====   =============   =====   =============   =====  =====   ==========   =====

LIABILITIES & EQUITY
   Notes Payable                                  0.0   $           0     0.0   $           0     0.0    9.9          7.9     2.4
   Current Installments of Long-Term Debt         0.3         314,433     0.2          67,631     0.0    4.3          2.6     4.1
   Trade Accounts Payable                         5.2       5,493,168     3.3       4,937,996     3.1   12.4         11.7    10.6
   Income Taxes Payable                           0.1               0     0.0               0     0.0    0.2          0.3     0.2
   Accrued Salaries and Wages                     2.3       2,427,691     1.5       4,246,004     2.6
   Accrued Insurance                              0.5         154,947     0.1          94,582     0.1
   Accrued Marketing and Advertising              0.7       1,903,241     1.2       2,859,771     1.8
   Taxes, Other than Income                       0.5         563,879     0.3         590,487     0.4
   Accrued Interest                               1.6       3,213,929     2.0       3,153,280     2.0
   Gift Certificates Outstanding                  0.0               0     0.0               0     0.0
   Other                                          1.5         831,681     0.5         339,601     0.2
                                                -----   -------------   -----   -------------   -----  -----   ----------   -----
Total Current Liabilities                        12.7      14,902,969     9.0      16,289,352    10.1   36.1         32.6    26.4

LONG-TERM LIABILITIES
   Deferred Franchise Fees                        0.0               0     0.0               0     0.0
   Deferred Income Taxes                          0.9       1,487,134     0.9       1,483,306     0.9     0.6          0.6     2.1
   Other Long-Term Liabilities                    0.0       1,638,466     1.0       1,347,231     0.8
   Long Term Debt, Noncurrent                    67.4     115,164,922    69.9     115,097,291    71.4    19.1         18.1    25.5
                                                -----   -------------   -----   -------------   -----   -----   ----------   -----
Total Long-Term Liabilities                      68.3     118,290,522    71.8     117,927,828    73.2

TOTAL LIABILITIES                                81.0     133,193,491    80.9     134,217,180    83.3

FISCAL YEAR ENDED:                                 2/23/1996      %       2/28/1997      %       2/27/1998      %        3/6/1999
                                                 ------------   -----   ------------   -----   ------------   -----   -------------
SHAREHOLDERS' EQUITY
    Common Stock                                    2,760,338     6.6      5,326,948     8.9      5,898,449     8.2       5,807,049
    Additional Paid in Capital                      6,579,347    15.8     18,868,284    31.7     23,647,020    33.0      23,251,845
    Accumulated Other Comprehensive Income              5,278     0.0         10,059     0.0         19,261     0.0               0
    Receivable from Shareholder                             0     0.0              0     0.0              0     0.0               0
    Retained Earnings                               7,098,658    17.0      7,143,090    12.0      9,662,258    13.5      12,093,115
                                                 ------------   -----   ------------   -----   ------------   -----   -------------
TOTAL SHAREHOLDER'S EQUITY                         16,443,621    39.5     31,348,381    52.6     39,226,988    54.7      41,152,009

TOTAL LIABILITIES & EQUITY                       $ 41,634,374   100.0   $ 59,571,130   100.0   $ 71,655,799   100.0   $ 216,989,023
                                                 ============   =====   ============   =====   ============   =====   =============
                                                                                   As of                RMA (1)   RMA (1)   RMA (1)
FISCAL YEAR ENDED:                                %       3/4/2000       %        3/3/2001        %    SIC #2011 SIC #2013 SIC #2051
                                                -----   -------------  -----    -------------   -----  -----------------------------
SHAREHOLDERS' EQUITY
    Common Stock                                  2.7       5,781,000     3.5       5,781,480     3.6
    Additional Paid in Capital                   10.7      23,315,881    14.2      23,317,053    14.5
    Accumulated Other Comprehensive Income        0.0               0     0.0               0     0.0
    Receivable from Shareholder                   0.0      (5,000,000)   -3.0      (5,000,000)   -3.1
    Retained Earnings                             5.6       7,436,291     4.5       2,870,006     1.8
                                                -----   -------------   -----   -------------   -----  -----   ----------   -----
TOTAL SHAREHOLDER'S EQUITY                       19.0      31,533,172    19.1      26,968,539    16.7   38.8         42.3    39.0

TOTAL LIABILITIES & EQUITY                      100.0   $ 164,726,663   100.0   $ 161,185,719   100.0  100.0        100.0   100.0
                                                =====   =============   =====   =============   =====  =====   ==========   =====

FISCAL YEAR ENDED:                                 2/23/1996      %       2/28/1997      %       2/27/1998      %        3/6/1999
                                                 ------------   -----   ------------   -----   ------------   -----   -------------
Debt Free Working Capital, as adjusted           $5,109,277     12.3    $2,778,699      4.7    $2,708,904      3.8    $29,252,657
Working Capital, as reported                     $  984,356      2.4    $2,114,461      3.5    $ (497,384)    -0.7     $27,126,307
Sales/Working Capital, as reported                    115.3                   61.2                 (133.2)                     5.8
Current Ratio                                          1.09                   1.15                   0.97                     1.98
Long-Term Debt/Equity                                  0.78                   0.40                   0.35                     3.55
Total Liabilities/Equity                               1.53                   0.90                   0.83                     4.27

                                                                                   As of                RMA (1)   RMA (1)   RMA (1)
FISCAL YEAR ENDED:                              %       3/4/2000       %        3/3/2001        %      SIC #2011 SIC #2013 SIC #2051
                                              -----   -------------  -----   --------------   -----    -----------------------------
Debt Free Working Capital, as adjusted        13.5    $36,991,724    22.5     $37,549,733      23.3
Working Capital, as reported                  12.5    $36,403,339    22.1     $36,142,259      22.4        14.9     12.3      7.4
Sales/Working Capital, as reported                            5.1                     5.8                  32.4     28.2     39.4
Current Ratio                                                3.44                    3.22                   1.5      1.3      1.2
Long-Term Debt/Equity                                        3.65                    4.27                   0.5      0.4      0.7
Total Liabilities/Equity                                     4.22                    4.98                   1.6      1.4      2.0

(1) Robert Morris Associates Annual Statement Studies, 2000-2001, Median Data for SIC #2011 "Meat Packing Plants", SIC #2013 "Sausages & Other Prepared Meats Products" and SIC #2051 "Bread & Other Bakery Products, Except Cookies & Crackers" with sales of $25MM and over,

**       Preliminary results provided by management were used.

                                   SCHEDULE 3
                               PIERRE FOODS, INC.
                   COMPARATIVE, COMBINED INCOME STATEMENT DATA

Fiscal Year Ended:                               2/23/1996      %      2/28/1997      %        2/27/1998      %       3/6/1999
                                               ------------   -----  ------------   -----     -----------   -----   ------------
REVENUES:
Restaurant Operations                            62,667,763    55.2    70,866,150    54.7               0     0.0              0
Food Processing(a)                               50,868,707    44.8    48,181,625    37.2      56,387,112    85.1    149,778,206
Ham Curing(a)                                             0     0.0    10,433,868     8.1       9,858,233    14.9      7,063,625
Restaurant Franchising(b)                                 0     0.0             0     0.0               0     0.0              0
                                               ------------   -----  ------------   -----     -----------   -----   ------------
                                               $113,536,470   100.0  $129,481,643   100.0     $66,245,345   100.0   $156,841,831
Cost of Goods Sold                               69,647,206    61.3    78,999,482    61.0      59,153,475    89.3    101,413,313
                                               ------------   -----  ------------   -----     -----------   -----   ------------
GROSS PROFIT                                     43,889,264    38.7    50,482,161    39.0       7,091,870    10.7     55,428,518

Operating Expenses                               26,560,293    23.4    31,057,850    24.0               0     0.0              0
Selling, General and Administrative              10,587,620     9.3    10,414,329     8.0       9,716,431    14.7     41,006,810
Loss on Sale of Mom 'n' Pop; Country Ham LLC              0     0.0             0     0.0               0     0.0             0
Depreciation and Amortization                     3,476,152     3.1     3,600,317     2.8       1,614,823     2.4      4,901,356
                                               ------------   -----  ------------   -----     -----------   -----   ------------
TOTAL OPERATING EXPENSES                         40,624,065    35.8    45,072,496    34.8      11,331,254    17.1     45,908,166

OPERATING INCOME (LOSS)                           3,265,199     2.9     5,409,665     4.2      (4,239,384)   -6.4      9,520,352

OTHER INCOME (EXPENSES):
Other Income                                        736,855     0.6     1,018,745     0.8         204,045     0.3        409,095
Net Gain (Loss) on Dispositions of Assets           105,367     0.1       345,930     0.3               0     0.0              0
Equity in Earnings (Loss) of Affiliates            (385,366)   -0.3             0     0.0               0     0.0              0
Interest Expense                                 (2,162,547)   -1.9    (1,867,948)   -1.4      (1,762,363)   -2.7    (12,332,248)
Other Expense                                      (688,580)   -0.6      (871,388)   -0.7               0     0.0              0
                                               ------------   -----  ------------   -----     -----------   -----   ------------
TOTAL OTHER INCOME (EXPENSE)                     (2,394,271)   -2.1    (1,374,661)   -1.1      (1,558,318)   -2.4    (11,923,153)

EARNINGS (LOSS) BEFORE INCOME TAXES                 870,928     0.8     4,035,004     3.1      (5,797,702)   -8.8     (2,402,801)
Provision for Income Taxes (Benefit)
  Current                                            (5,967)    0.0     1,285,460     1.0         194,771     0.3        700,847
  Deferred                                       (1,133,463)   -1.0       724,539     0.6      (2,121,464)   -3.2     (1,313,732)
                                               ------------   -----  ------------   -----     -----------   -----   ------------
Total Provision for Income Taxes (Benefit)       (1,139,430)   -1.0     2,009,999     1.6      (1,926,693)   -2.9       (612,885)
                                               ------------   -----  ------------   -----     -----------   -----   ------------
NET INCOME (LOSS)                              $  2,010,358     1.8  $  2,025,005     1.6     $(3,871,009)   -5.8   $ (1,789,916)
                                               ============   =====  ============   =====     ===========   =====   ===========
                                                                                    **
                                                                                LAST 12 MOS.           RMA(1)     RMA(1)   RMA(1)
                                                                                   ENDED             SIC #2011  SIC #2013 SIC #2051
Fiscal Year Ended:                               %       3/4/2000       %         3/3/2001      %         %          %        %
                                               -----   ------------   -----     ------------  -----  ---------  --------- ---------
REVENUES:
Restaurant Operations                            0.0              0     0.0               0     0.0
Food Processing(a)                              95.5    183,502,144    98.9     211,040,483   100.0
Ham Curing(a)                                    4.5      2,096,052     1.1               0     0.0
Restaurant Franchising(b)                        0.0              0     0.0               0     0.0
                                               -----   ------------   -----     -----------   -----
                                               100.0   $185,598,196   100.0    $211,040,483   100.0       100       100     100.0
Cost of Goods Sold                              64.7    116,024,983    62.5     133,905,113    63.4
                                               -----   ------------   -----     -----------   -----
GROSS PROFIT                                    35.3     69,573,213    37.5      77,135,370    36.6      13.4      24.9      36.8

Operating Expenses                               0.0              0     0.0               0     0.0
Selling, General and Administrative             26.1     65,297,277    35.2      63,842,125    30.3
Loss on Sale of Mom 'n' Pop; Country Ham LLC     0.0      2,857,160     1.5               0     0.0
Depreciation and Amortization                    3.1      5,661,893     3.1       6,237,994     3.0
                                               -----   ------------   -----     -----------   -----
TOTAL OPERATING EXPENSES                        29.3     73,816,330    39.8      70,080,119    33.2      10.2      19.4      31.3

OPERATING INCOME (LOSS)                          6.1     (4,243,117)   -2.3       7,055,251     3.3       3.2       5.5       5.5

OTHER INCOME (EXPENSES):
Other Income                                     0.3        168,959     0.1         281,600     0.1
Net Gain (Loss) on Dispositions of Assets        0.0              0     0.0         (27,695)    0.0
Equity in Earnings (Loss) of Affiliates          0.0              0     0.0               0     0.0
Interest Expense                                -7.9    (14,985,577)   -8.1     (13,334,022)   -6.3
Other Expense                                    0.0              0     0.0               0     0.0
                                               -----   ------------   -----     -----------   -----
TOTAL OTHER INCOME (EXPENSE)                    -7.6    (14,816,618)   -8.0     (13,080,117)   -6.2       0.8       0.9       1.0

EARNINGS (LOSS) BEFORE INCOME TAXES             -1.5    (19,059,735)  -10.3      (6,024,866)   -2.9       2.5       4.6       4.5
Provision for Income Taxes (Benefit)
  Current                                        0.4     (5,286,124)   -2.8      (1,684,950)   -0.8
  Deferred                                      -0.8        460,956     0.2               0     0.0
                                               -----   ------------   -----     -----------   -----
Total Provision for Income Taxes (Benefit)      -0.4     (4,825,168)   -2.6      (1,684,950)   -0.8
                                               -----   ------------   -----     -----------   -----
NET INCOME (LOSS)                               -1.1   $(14,234,567)   -7.7     $(4,339,916)   -2.1
                                               =====   ============   =====     ===========   =====

Fiscal Year Ended:                                       2/23/1996        %        2/28/1997        %        2/27/1998        %
                                                       ------------     -----    ------------     -----     -----------     -----
Distributions                                               334,908                   795,501                       N/A
EBIT                                                      3,265,199       2.9       5,409,665       4.2      (4,239,384)     -6.4
EBITDA                                                    6,741,351       5.9       9,009,982       7.0       1,103,813       1.7

Adjustments
Other Non-Cash Adjustments to Earnings                      152,598                   228,199                   (80,884)
Tax Benefit of Stock Options                                      0                         0                 3,100,421
Non-Recurring Acquisition Costs (Sagebrush, Inc.)                 0                         0                 1,900,000
Loss on Sale of Mom 'n' Pop's Country Ham, LLC                    0                         0                         0
Bonus Agreement  (Harris)                                         0                         0                         0
Consulting and Non-Compete Agreement (Howard)                     0                         0                         0
Consulting and Non-Compete Agreement (Connor)                     0                         0                         0
Consulting and Non-Compete Agreement (Miller)                     0                         0                         0
One-Time Financing Charges                                        0                         0                         0
Excess Compensation                                               0                         0                         0
                                                       ------------              ------------               -----------
Total Adjustments                                           152,598                   228,199                 4,919,537

ADJUSTED EBIT                                             3,417,797       3.0       5,637,864       4.4         680,153       1.0
ADJUSTED EBITDA                                           6,893,949       6.1       9,238,181       7.1       6,023,350       9.1

Pretax Return on Assets (ROA)                                   2.1%                      6.8%                     -8.1%
Pretax Return on Equity (ROE)                                   5.3%                     12.9%                    -14.8%
Pretax Return on Invested Capital (ROI)                         2.5%                      8.1%                     -9.6%
Debt-Free Working Capital (% sales)                             0.9%                      1.6%                     -0.8%

Interest Expense                                          2,162,547       1.9       1,867,948       1.4       1,762,363       2.7
Depreciation & Amortization Expense                       3,476,152       3.1       3,600,317       2.8       5,343,197       8.1
Depreciation on Properties Leased to Others                 282,104       0.2         293,894       0.2               0       0.0

Capital Expenditures to Related Parties                     612,578       0.5         563,294       0.4       1,752,565       2.6
Capital Expenditures - Other                              3,357,550       3.0       9,138,245       7.1      10,839,058      16.4
                                                       ------------     -----    ------------     -----     -----------     -----
Total Capital Expenditures                                3,970,128       3.5       9,701,539       7.5      12,591,623      19.0
                                                       ============     =====    ============     =====     ===========     =====

OFFICERS' COMPENSATION(2):
  JAMES C. RICHARDSON, JR.                                                                                           $0
     Salary                                                                                                           0
     Bonus                                                                                                            0
     Other                                                                                                            0
  DAVID R. CLARK                                                                                            $   152,064
     Salary                                                                                                           0

                                                                                                              **
                                                                                                          LAST 12 MOS.
                                                                                                             ENDED
Fiscal Year Ended:                                      3/6/1999         %        3/4/2000         %        3/3/2001         %
                                                      ------------     -----    ------------     -----    ------------     -----
Distributions                                                  N/A                       N/A                       N/A
EBIT                                                     9,520,352       6.1      (1,385,957)     -0.7       7,055,251       3.3
EBITDA                                                  18,604,504      11.9       7,713,013       4.2      13,293,245       6.3

Adjustments
Other Non-Cash Adjustments to Earnings                    (126,278)                  705,039                   585,382
Tax Benefit of Stock Options                                     0                         0                         0
Non-Recurring Acquisition Costs (Sagebrush, Inc.)                0                         0                         0
Loss on Sale of Mom 'n' Pop's Country Ham, LLC                   0                 2,857,160                         0
Bonus Agreement  (Harris)                                        0                 1,059,701                         0
Consulting and Non-Compete Agreement (Howard)                    0                 1,389,503                         0
Consulting and Non-Compete Agreement (Connor)                    0                   831,000                         0
Consulting and Non-Compete Agreement (Miller)                    0                   807,000                         0
One-Time Financing Charges                                       0                         0                   600,000
Excess Compensation                                              0                         0                         0
                                                      ------------              ------------               -----------
Total Adjustments                                         (126,278)                7,649,403                 1,185,382

ADJUSTED EBIT                                            9,394,074       6.0       6,263,446       3.4       8,240,633       3.9
ADJUSTED EBITDA                                         18,478,226      11.8      15,362,416       8.3      14,478,627       6.9

Pretax Return on Assets (ROA)                                 -1.1%                    -11.6%                     -3.7%
Pretax Return on Equity (ROE)                                 -5.8%                    -60.4%                    -22.3%
Pretax Return on Invested Capital (ROI)                       -1.3%                    -12.7%                     -4.1%
Debt-Free Working Capital (% sales)                           17.3%                     19.6%                     17.1%

Interest Expense                                        12,332,248       7.9      14,985,577       8.1      13,334,022       6.3
Depreciation & Amortization Expense                      9,084,152       5.8       9,098,970       4.9       6,237,994       3.0
Depreciation on Properties Leased to Others                      0       0.0               0       0.0               0       0.0

Capital Expenditures to Related Parties                  2,148,910       1.4         316,233       0.2               0       0.0
Capital Expenditures - Other                            13,315,626       8.5       5,171,445       2.8       2,695,032       1.3
                                                      ------------     -----    ------------     -----     -----------     -----
Total Capital Expenditures                              15,464,536       9.9       5,487,678       3.0       2,695,032       1.3
                                                      ============     =====    ============     =====     ===========     =====

OFFICERS' COMPENSATION(2):
  JAMES C. RICHARDSON, JR.                            $          0              $  1,941,270
     Salary                                                      0                         0
     Bonus                                                       0                 1,145,748
     Other                                                       0                   795,522
  DAVID R. CLARK                                      $    528,200              $  2,410,691
     Salary                                                150,000                   350,000

                                                                                            **
                                                                                       LAST 12 MOS.
                                                                                           ENDED
Fiscal Year Ended:                     3/6/1999         %      3/4/2000         %        3/3/2001         %
                                     -----------     -----   ------------     -----    ------------     -----
     Bonus                               152,064                  375,000                 1,261,969
     Other                                     0                    3,200                   798,722
  NORBERT E. WOODHAMS                $         0             $    254,193              $    812,929
     Salary                                    0                  189,493                   275,622
     Bonus                                     0                   62,500                   355,007
     Other                                     0                    2,200                   182,300
  L. DENT MILLER                     $         0             $    225,000              $  1,802,003
     Salary                                    0                  225,000                   121,154
     Bonus                                     0                        0                 1,176,648
     Other                                     0                        0                   504,201
  JAMES E. HARRIS                    $         0             $    166,372              $  1,386,475
     Salary                                    0                  166,372                   161,538
     Bonus                                     0                        0                   726,640
     Other                                     0                        0                   498,297
  PAMELA M. WITTERS                  $         0             $     18,750              $    178,636
     Salary                                    0                   18,750                   104,438
     Bonus                                     0                        0                    73,546
     Other                                     0                        0                       652
                                     -----------             ------------              ------------
  TOTAL                              $   152,064             $  1,192,515              $  8,532,004
                                     ===========             ============              ============


(1) Robert Morris Associates Annual Statement Studies, 2000-2001, Median Data for SIC #2011 "Meat Packing Plants", SIC #2013 "Sausages & Other Prepared Meats Products" and SIC #2051 "Bread & Other Bakery Products, Except Cookies & Crackers" with sales of $25MM and over,

(2)      Based on information taken from Pierre Foods Amended 10K filed June 29,
         2000.

(a) Intersegment sales are recorded based on prevailing prices and relate solely to the food processing segment.

(b)      Restaurant Franchising is included in Restaurant Operations.

**       Preliminary results provided by management were used.

                                   SCHEDULE 4
                               PIERRE FOODS, INC.
                            FINANCIAL RATIO ANALYSIS

                                                                                                                               **
                                                                                                               AS OF       5-YEAR
                                            2/23/1996    2/28/1997   2/27/1998    3/6/1999     3/4/2000     3/3/2001      AVERAGE
                                            ---------    ---------   ---------    --------     --------     --------     --------
BALANCE SHEET
  Total Assets ($000's)                     $ 41,634     $ 59,571     $71,656     $216,989     $164,727     $161,186     $134,826
  Total Assets (%)                             100.0        100.0       100.0        100.0        100.0        100.0        100.0
  Account Receivable                             8.0          5.8         7.0          8.4         10.4         11.3          8.6
  Current Assets                                29.7         27.7        25.5         25.2         31.1         32.5         28.4
  Net Fixed Assets                              60.7         62.1        62.8         34.6         21.7         21.7         40.6
  Accounts Payable                               6.7          7.7         9.2          5.2          3.3          3.1          5.7
  Total Short-Term Debt                         14.5          9.7        10.2          0.3          0.2          0.0          4.1
  Long-Term Debt                                31.0         20.9        19.0         67.4         69.9         71.4         49.7
  Total Liabilities                             60.5         47.4        45.3         81.0         80.9         83.3         67.6
  Total Stockholders' Equity                    39.5         52.6        54.7         19.0         19.1         16.7         32.4
  Debt-free Working Capital, as adjusted        12.3          4.7         3.8         13.5         22.5         23.3         13.5
  Debt-free Working Capital, as reported         2.4          3.5        -0.7         12.5         22.1         22.4         12.0

INCOME STATEMENT
  Net Sales ($000's)                        $113,536     $129,482     $66,245     $156,842     $185,598     $211,040     $149,841
  Net Sales (%)                                100.0        100.0       100.0        100.0        100.0        100.0        100.0
  Gross Profit                                  38.7         39.0        10.7         35.3         37.5         36.6         31.8
  Operating Profit                               2.9          4.2        -6.4          6.1         -2.3          3.3          1.0
  Pretax Profit                                  0.8          3.1        -8.8         -1.5        -10.3         -2.9         -4.1
  Net Profits                                    1.8          1.6        -5.8         -1.1         -7.7         -2.1         -3.0
  Adjusted EBITDA                                6.1          7.1         9.1         11.8          8.3          6.9          8.6
  Adjusted EBIT                                  3.0          4.4         1.0          6.0          3.4          3.9          3.7
  Depreciation Expense                           3.3          3.0         8.1          5.8          4.9          3.0          4.9
  Interest Expense                               1.9          1.4         2.7          7.9          8.1          6.3          5.3
  Capital Expenditures                           3.5          7.5        19.0          9.9          3.0          1.3          8.1

LIQUIDITY
  Current Ratio                                 1.09         1.15        0.97         1.98         3.44         3.22         2.15
  Quick Ratio                                   0.51         0.62        0.50         0.75         1.37         1.23         0.89

LEVERAGE
  Long-term Debt/Equity                         0.78         0.40        0.35         3.55         3.65         4.27         2.44
  Total Liabilities/Equity                      1.53         0.90        0.83         4.27         4.22         4.98         3.04
  Total Debt/Total Capitalization               0.54         0.37        0.35         0.79         0.79         0.81         0.62

OPERATING EFFICIENCY
  Sales/Total Assets                             2.7          2.2         0.9          0.7          1.1          1.3          1.3
  Sales/Net Fixed Assets                         4.5          3.5         1.5          2.1          5.2          6.0          3.7
  Sales/Debt-free Working Capital              115.3         61.2      -133.2          5.8          5.1          5.8        -11.0
    % of Sales                                   0.9%         1.6%      -0.8%         17.3%        19.6%        17.1%       -9.1%
  Sales/Receivables                             34.0         37.5        13.2          8.6         10.8         11.6         16.3
    Receivable Turnover (Days)                  10.7          9.7        27.7         42.4         33.7         31.5         22.3
  COGS/Inventory                                12.5         11.8         8.0          3.3          4.6          5.0          6.6
    Inventory Turnover (Days)                   29.1         31.0        45.4        109.5         78.7         73.1         55.7
  COGS/Accounts Payable                         24.8         17.3         9.0          9.0         21.1         27.1         16.7
    Payable Turnover (Days)                     14.7         21.1        40.8         40.5         17.3         13.5         21.9

PROFITABILITY
  Return on Assets                               4.8%         3.4%      -5.4%        -0.8%        -8.6%        -2.7%        -2.8%
  Return on Equity                              12.2%         6.5%      -9.9%        -4.3%       -45.1%       -16.1%       -13.8%
  Return on Invested Capital                     5.7%         4.1%      -6.4%        -0.9%        -9.5%        -3.0%        -3.1%

GROWTH RATES
  Net Sales                                       --         14.0%     -48.8%       136.8%        18.3%        13.7%        13.0%
  Net Income                                      --          0.7%    -291.2%       -53.8%       695.3%       -69.5%         NMF
  Adjusted EBITDA                                 --         34.0%     -34.8%       206.8%       -16.9%        -5.8%        11.9%
  Adjusted EBIT                                   --         65.0%     -87.9%      1281.2%       -33.3%        31.6%        10.0%
  Stockholders' Equity                            --         90.6%      25.1%         4.9%       -23.4%       -14.5%        -3.7%

*  Preliminary results provided by management were used.
** Except growth rates which are 5-year compound annual growth rates.

                                   SCHEDULE 5
                               PIERRE FOODS, INC.
                       COMPARED TO PUBLICLY HELD COMPANIES

COMPANY NAME:                              PIERRE                      BRIDGFORD    EARTHGRAINS        HORMEL         RYMER
                                         FOODS, INC.                  FOODS CORP.     COMPANY        FOODS CORP.    FOODS INC.
TICKET SYMBOL:                              FOOD                         BRID           EGR              HRL           RFDS

LAST TWELVE MONTHS:                        MAR-01                       NOV-00         JAN-01          OCT-00         OCT-00
LAST FISCAL YEAR:                          MAR-01        MEDIAN         NOV-00         MAR-00          OCT-00         OCT-00
                                         ----------    ----------     -----------   -----------      -----------    ----------
BALANCE SHEET
  Total Assets ($000's)                  $161,186      $  862,310      $ 82,680      $2,277,200      $1,641,940      $ 7,781
  Total Assets (%)                          100.0           100.0         100.0           101.0           102.0        103.0
  Cash & Equivalents                          1.1             4.0          22.1             1.6             6.5          0.0
  Accounts Receivable                        11.3            17.6          16.5            11.4            18.7         35.6
  Total Current Assets                       32.5            53.8          64.2            21.0            43.3         83.3
  Net Fixed Assets                           21.7            28.0          22.9            38.6            33.0         16.5
  Accounts Payable                            3.1             9.4           9.3             7.6             9.4         19.3
  Current Portion Long-Term Debt              2.0             1.2           0.0             0.1             2.3         47.3
  Total Current Liabilities                  10.1            19.3          17.7            15.9            20.9         84.7
  Long-Term Debt                             71.4             4.4           0.0            43.2             8.9          0.0
  Total Liabilities                          83.3            59.1          32.0            71.3            46.8         86.1
  Net Worth                                  16.7            40.7          68.0            28.2            53.2         13.9
  Debt-free Working Capital                  23.3            21.3          24.4             3.6            18.3         45.9

INCOME STATEMENT
  Revenue ($000's)                       $211,040      $1,309,346      $156,292      $2,462,400      $3,675,132      $39,852
  Revenue (%)                               100.0           100.0         100.0           101.0           102.0        103.0
  Gross Income                               36.6            33.1          39.0            45.5            27.2          7.2
  Adjusted Operating Income                   3.9             5.9           8.7             4.6             7.2         -3.9
  Net Income                                 -1.5             3.0           5.4             1.3             4.7         -3.1
    FYE-1                                    -7.7             2.7           7.2             3.0             2.4          0.1
    FYE-2                                    -1.1             1.9           6.5             2.7             1.1         -3.9
  Adjusted EBITDA                             6.9             9.7          11.1            10.5             8.9         -2.7
    FYE-1                                     8.3             8.5          13.6            11.7             5.3          2.2
    FYE-2                                    11.8             6.8          12.6            10.3             3.3         -4.5
  Depreciation Expense                        3.0             2.1           2.4             5.9             1.8          1.2
  Non-Operating Income/(Expense)             -6.2            -0.6           0.0            -2.6             0.0         -1.2

                                   SCHEDULE 6
                               PIERRE FOODS, INC.
                          COMPARATIVE FINANCIAL RATIOS

COMPANY NAME:                                 PIERRE                     BRIDGFORD   EARTHGRAINS     HORMEL          RYMER
                                            FOODS, INC.                 FOODS CORP.    COMPANY     FOODS CORP.     FOODS INC.
TICKER SYMBOL:                                 FOOD                        BRID          EGR           HRL            RFDS

LATEST TWELVE MONTHS:                         MAR-01                      NOV-00        JAN-01        OCT-00         OCT-00
LAST FISCAL YEAR:                             MAR-01        MEDIAN        NOV-00        MAR-00        OCT-00         OCT-00
                                            -----------     ------      -----------  -----------   -----------     ----------
LIQUIDITY
Current Ratio                                   3.22          1.70          3.63          1.32          2.08            0.98
Quick Ratio                                     1.23          1.01          2.18          0.81          1.21            0.42

LEVERAGE
LT Debt/Equity                                  4.27          0.08          0.00          1.53          0.17            0.00
Total Liabilities/Equity                        4.98          1.70          0.47          2.53          0.88            6.17
Total Debt/Total Capitalization                81.44%        39.00%         0.00%        60.58%        17.42%          77.22%
Total Debt/Total Market Capitalization       2112.83%        30.79%         0.00%        55.49%         6.09%          67.57%

EFFICIENCY
Revenue/Total Assets                            1.31          2.06          1.89          1.08          2.24            5.12
Revenue/Receivables                            11.58         11.70         11.46          9.50         11.94           14.39
  Receivable Turnover (Days)                   31.52         31.21         31.86         38.44         30.56           25.37
Revenue/Debt-Free Working Capital               5.62         11.70          7.75         29.63         12.24           11.17
  % of Sales                                   17.79%         8.56%        12.90%         3.37%         8.17%           8.96%
COGS/Inventory                                  4.99         10.02          5.24         14.37          9.51           10.53
  Inventory Turnover (Days)                    73.15         36.53         69.68         25.39         38.40           34.66
COGS/Payables                                  27.12         14.80         12.34          7.80         17.27           24.68
  Payable Turnover (Days)                      13.46         25.36         29.58         46.81         21.14           14.79

PROFITABILITY
Return-on-Assets                              -1.96%          5.77%        10.19%         1.36%        10.48%         -15.71%
Return-on-Equity                             -11.70%          9.90%        14.99%         4.81%        19.69%        -112.65%
Return-on-Invested Capital                    -2.17%          8.44%        14.99%         1.90%        16.26%         -25.67%
Return-on-Market Value Equity                -51.02%          4.79%         6.02%         3.74%         5.84%         -69.27%
Return-on-Market Value Invested Cap.          -2.57%          3.71%         6.93%         1.74%         5.69%         -22.46%

REVENUE GROWTH
  Latest Twelve Months                         13.71         11.03         12.61         20.75          9.45            2.41
  Latest Fiscal Year                           18.33          4.45          2.94          5.93          2.97           28.84
  Three-year CAGR                              16.00          8.29          7.67          8.92          6.16           14.87

NET INCOME GROWTH
  Latest Twelve Months                        -77.84        -33.02        -16.00        -50.05        114.45        -4800.77
  Latest Fiscal Year                          695.26         18.18         14.97         21.39        132.65         -102.21
  Three-year CAGR                              32.76         15.16         -1.73         28.29        123.36            2.03

EBITDA GROWTH
  Latest Twelve Months                         -5.75          0.52         -7.72          8.77         85.22         -229.49
  Latest Fiscal Year                          -16.86         15.75         11.15         20.35         64.57         -162.16
  Three-year CAGR                             -11.48         13.55          1.27         25.83         74.59          -10.29

EQUITY GROWTH
  Latest Twelve Months                        -14.48         -2.59         -3.34         -1.85          3.89          -63.06
  Latest Fiscal Year                          -23.37          2.92         14.34          2.42          3.42            1.52
  Three-year CAGR                             -19.05          2.18          5.13          0.71          3.66          -38.76

                                   SCHEDULE 7
                               PIERRE FOODS, INC.
                         COMPARATIVE VALUATION MULTIPLES

COMPANY NAME:                                      PIERRE                   BRIDGFORD    EARTHGRAINS      HORMEL       RYMER
                                                 FOODS, INC.               FOODS CORP.     COMPANY      FOODS CORP.  FOODS INC.
TICKER SYMBOL:                                      FOOD                      BRID           EGR            HRL         RFDS

LATEST TWELVE MONTHS:                              MAR-01                    NOV-00        JAN-01         OCT-00       OCT-00
LAST FISCAL YEAR:                                  MAR-01       MEDIAN       NOV-00        MAR-00         OCT-00       OCT-00
                                                 -----------   --------    -----------   -----------    -----------  ----------
MARKET DATA
  Market Price(a)                                 $   1.07           --     $  12.80     $    19.91     $    20.98     $ 0.41
  Shares Outstanding (000s)                          5,781           --       10,927         41,600        140,532      4,300
  Market Value--Common Equity                     $  6,183     $484,037     $139,817     $  828,256     $2,948,809     $1,764
  Less:  Market Value of Investments                 1,813           --       18,301         35,600        106,610          0
  Adjusted Market Value - Common Equity           $  4,370      457,086     $121,516     $  792,656     $2,842,199     $1,764
  Preferred Stock                                        0           --            0              0              0          0
  Adjusted Market Value--Stockholders' Equity     $  4,370     $457,086     $121,516     $  792,656     $2,842,199     $1,764
  Total Interest-Bearing Debt                      118,318       94,022            0        988,000        184,367      3,677
  Market Value--Invested Capital                  $122,688     $951,086     $121,516     $1,780,656     $3,026,566     $5,441
  Beta                                                1.21         0.19        -0.09           0.19           0.27        N/A

PRICE MULTIPLES
  Invested Capital/Revenue
    LTM                                                0.6          0.8          0.8            0.7            0.8        0.1
    FYE 1                                              0.7          0.9          0.9            0.9            0.9        0.1
    FYE 2                                              0.8          0.9          0.9            0.9            0.9        0.2
    FYE 3                                              1.9          0.9          1.0            1.0            0.9        0.2
3-Yr. Avg                                              0.7          0.9          0.9            0.8            0.9        0.2

(a)  30-day average prices.

                                   SCHEDULE 8
                               PIERRE FOODS, INC.
                       MARKET COMPARISON APPROACH (000's)

                                                                                          (2)
                                                                         (1)          PRELIMINARY         LESS:        PRELIMINARY
                                                                  PIERRE FOODS, INC.   INVESTED         INTEREST-       AGGREGATE
                                                                      FINANCIAL         CAPITAL          BEARING          EQUITY
VALUATION MULTIPLE                                                    STATISTIC          VALUE            DEBT            VALUE
                                                                  ------------------  -----------       ---------      -----------
LATEST TWELVE MONTHS

  Invested Capital/Revenue              0.6                            211,040          126,678          118,318          8,360

Concluded Fair Market Value - Minority, Marketable Basis:             $  8,360

Shares Outstanding as of March 22, 2001                                  5,781
                                                                      --------

Indicated Equity Value Per Share:                                     $   1.45
                                                                      ========

(1) Income statement items are taken from Pierre Foods' Income Statement as of March 3, 2001.
(2)  Valuation Multiple x Financial Statistic

                                   SCHEDULE 9
                               PIERRE FOODS, INC.
                               MARKET TRANSACTIONS

FOOD PROCESSING ACQUISITIONS JANUARY 1, 1998 THROUGH MARCH 9, 2001

                                                                         REVENUES OF                               EST. NET
                                                                         ACQUIRED       VALUE OF      PRICE/REV    EARNINGS OF
DATE     ACQUIRER                       ACQUIRED COMPANY                 (MILLIONS)     DEAL          RATIO        ACQUIRED
-------- --------                       ----------------                 -----------    -------       ---------    -----------
 3/20/98 Atlantic Premium Brands, Ltd.  J.C. Potter Sausage Company        35.2           13.0        0.369          2.93
 4/14/98 International Home Foods Inc.  Grist Mill Co.                    108.2          113.6          1.0           4.5
 7/31/98 ConAgra Inc.                   GoodMark Foods Inc.               165.3          236.4         1.34          8.11
  4/6/99 Aurora Foods Inc.              Sea Coast Foods Inc.               57.0           50.2         0.88           N/A
 4/12/99 Smithfield Foods Inc.          Animex SA - 66.6%                 165.6           43.0        0.260          2.53
  5/7/99 Smithfield Foods Inc.          Carrolls Foods Inc.               347.9          337.5        0.310        -55.25
 8/25/99 IBP Inc.                       Thorn Apple Valley Inc.           465.5          116.4         0.25        -29.73
10/13/99 Sparta Foods Inc.              Food Products Corp.                 9.3            9.8        0.960          0.41
 11/1/99 Aurora Foods Inc.              Lender's(R)Bagels                 186.7          275.0        1.473          6.00
  1/3/00 ConAgra Inc.                   Seaboard Corp.                    480.0          374.4          0.8           N/A
  1/5/00 Smithfield Foods Inc.          Murphy Farms, Inc.                454.0          396.0        0.872        -45.00
  2/7/00 IBP Inc.                       Corporate Brand Foods America     800.0          560.0         0.27           N/A
 6/29/00 Kellogg Co.                    Kashi Co.                          25.0           33.0        1.320           N/A
 8/24/00 ConAgra Inc.                   International Home Foods Inc.    2191.6         2936.8         0.74         97.43
 1/28/01 Pilgrims Pride Corp.           WLR Foods Inc.                    832.7          274.8        0.280         -1.28

 Total                                                                   3049.3         3244.6

                   PRICE/                                           TIC/
DATE               EARNINGS          TIC/EBITDA      TIC/EBIT       REVENUE
--------           --------          ----------      --------       -------
 3/20/98              4.43              N/A             N/A         0.4
 4/14/98              24.3              8.6            15.1         1.1
 7/31/98             27.36            12.04           16.61         1.4
  4/6/99               N/A              N/A             N/A         0.9
 4/12/99             17.00              N/A             N/A         0.3
  5/7/99             -1.94           -19.78          -10.33         1.0
 8/25/99             -3.87            25.71          -13.08         0.3
10/13/99             19.35             8.45           12.56         1.1
 11/1/99             45.83              N/A             N/A         1.5
  1/3/00               N/A              N/A             N/A         0.8
  1/5/00             -8.80              N/A             N/A         0.9
  2/7/00               N/A              N/A             N/A         0.7
 6/29/00               N/A              N/A             N/A         1.3
 8/24/00             16.58             8.71              10         1.3
 1/28/01           -180.29              N/A             N/A         0.3

 Total              -40.09

Source: Mergerstat Review and Done Deals Databases for SIC #2011, 2013, 2050 and 2051.

           Average TIC/Revenue Ratio (Aggregate)         1.06
           Average TIC/Revenue Ratio (Ratio)             0.87
           Median TIC/Revenue Ratio                      0.88

           Average Price/EBITDA Ratio (Ratio)            7.28
           Median Price/EBITDA Ratio                     8.64

                                   SCHEDULE 10
                               PIERRE FOODS, INC.
                      MARKET TRANSACTION APPROACH (000'S)

                                                                        PRELIMINARY          LESS:         PRELIMINARY
                                                  PIERRE FOODS, INC.     INVESTED          INTEREST-        AGGREGATE
                                                      FINANCIAL           CAPITAL           BEARING          EQUITY
VALUATION MULTIPLE                                    STATISTIC            VALUE             DEBT            VALUE
------------------                                ------------------    -----------        ---------       -----------
LATEST TWELVE MONTHS

Total Invested Capital        0.7                      211,040            148,573          118,318          30,254
                                                                                                            ======
                                                                                                            30,254

PRELIMINARY STOCKHOLDERS' EQUITY VALUE:               $ 30,254
Less:
Change in Control Agreement Adjustments(1)              11,500
                                                       -------
Equity Value - Control, Marketable                    $ 18,755
Less:
Minority Discount (35%)                                  6,564
                                                      --------
Equity Value - Minority, Marketable Basis             $ 12,191

Shares Outstanding as of March 22, 2001                  5,781
                                                      --------
Equity Value Per Share                                $   2.11
                                                      ========

(1) On July 6, 1999, the Company replaced certain existing Change in Control Agreements with Mr. Richardson and Mr. Clark with revised Change in Control Agreements. The revised agreements provide that, if a change of control of the Company occurs, the following benefits will be provided by the Company: three times the amount of the annual base salary of the officer; three times the amount of the cash bonus paid or payable to such person for the most recent fiscal year; and a "gross-up" payment for all excise and income tax liabilities resulting from payments under the Change in Control Agreements.

                                   SCHEDULE 11
                               PIERRE FOODS, INC.
    COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE YEARS 2002 THROUGH 2006 -
                                   SCENARIO 1

                                               ---------ACTUAL---------    ---------------------PROJECTED---------------------
                                                    LTM
                                                   2001             %           2002            %           2003           %
                                               -------------      -----    -------------      -----    -------------     -----
% Growth                                                13.7%                        5.3%                        8.5%
Revenues                                       $ 211,040,483      100.0    $ 222,212,486      100.0    $ 241,085,854     100.0
Cost of Goods Sold                               133,905,113       63.4      139,397,427       62.7      151,232,065      62.7
                                               -------------      -----    -------------      -----    -------------     -----
     Gross Profit                                 77,135,370       36.6       82,815,059       37.3       89,853,789      37.3

Operating Expenses:
Selling, General and Administrative               63,842,125       30.3       62,472,121       28.1       67,054,513      27.8
Loss on Sale of Mom 'n' Pop; Country Ham LLC               0        0.0                0        0.0                0       0.0
Depreciation and Amortization                      6,237,994        3.0        6,278,756        2.8        7,146,211       3.0
                                               -------------      -----    -------------      -----    -------------     -----
TOTAL OPERATING EXPENSES                          70,080,119       33.2       68,750,877       30.9       74,200,724      30.8

OPERATING INCOME (LOSS)                            7,055,251        3.3       14,064,182        6.3       15,653,065       6.5

Other Income (Expenses):
Other Income                                         281,600        0.1                0        0.0                0       0.0
Net Gain (Loss) on Dispositions of Assets            (27,695)       0.0                0        0.0                0       0.0
Equity in Earnings (Loss) of Affiliates                    0        0.0                0        0.0                0       0.0
Interest Expense                                 (13,334,022)      -6.3      (13,142,273)      -5.9      (12,987,946)     -5.4
Other Expense                                              0        0.0                0        0.0                0       0.0
                                               -------------      -----    -------------      -----    -------------     -----
TOTAL OTHER INCOME (EXPENSE)                     (13,080,117)      -6.2      (13,142,273)      -5.9      (12,987,946)     -5.4

Earnings (Loss) Before Income Taxes               (6,024,866)      -2.9          921,909        0.4        2,665,119       1.1
Provision for Income Taxes (Benefit)              (1,684,950)      -0.8          569,648        0.3        1,243,545       0.5
                                               -------------      -----    -------------      -----    -------------     -----
NET INCOME (LOSS)                                 (4,339,916)      -2.1          352,261        0.2        1,421,574       0.6
                                               =============      =====    =============      =====    =============     =====
                                               ----------------------PROJECTED---------------------
                                                   2004             %          2005             %           2006           %
                                               -------------     ------    -------------     ------    -------------    ------
% Growth                                                 8.6%                        8.5%                        8.5%
Revenues                                       $ 261,843,878      100.0    $ 284,100,608      100.0    $ 308,249,159     100.0
Cost of Goods Sold                               164,253,479       62.7      178,131,081       62.7      193,272,223      62.7
                                               -------------     ------    -------------     ------    -------------    ------
     Gross Profit                                 97,590,399       37.3      105,969,527       37.3      114,976,936      37.3

Operating Expenses:
Selling, General and Administrative               71,557,217       27.3       76,707,164       27.0       82,302,526      26.7
Loss on Sale of Mom 'n' Pop; Country Ham LLC               0        0.0                0        0.0                0       0.0
Depreciation and Amortization                      7,533,867        2.9        8,238,918        2.9        8,939,226       2.9
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OPERATING EXPENSES                          79,091,084       30.2       84,946,082       29.9       91,241,751      29.6

OPERATING INCOME (LOSS)                           18,499,315        7.1       21,023,445        7.4       23,735,185       7.7

Other Income (Expenses):
Other Income                                               0        0.0                0        0.0                0       0.0
Net Gain (Loss) on Dispositions of Assets                  0        0.0                0        0.0                0       0.0
Equity in Earnings (Loss) of Affiliates                    0        0.0                0        0.0                0       0.0
Interest Expense                                 (12,841,705)      -4.9      (12,784,527)      -4.5      (12,946,465)     -4.2
Other Expense                                              0        0.0                0        0.0                0       0.0
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OTHER INCOME (EXPENSE)                     (12,841,705)      -4.9      (12,784,527)      -4.5      (12,946,465)     -4.2

Earnings (Loss) Before Income Taxes                5,657,610        2.2        8,238,918        2.9       10,788,721       3.5
Provision for Income Taxes (Benefit)               2,385,814        0.9        3,213,178        1.1        4,207,601       1.4
                                               -------------     ------    -------------     ------    -------------    ------
NET INCOME (LOSS)                                  3,271,796        1.2        5,025,740        1.8        6,581,120       2.1
                                               =============     ======    =============     ======    =============    ======

                                               ---------ACTUAL---------    ---------------------PROJECTED---------------------
                                                    LTM
                                                   2001             %           2002            %           2003           %
                                               -------------      -----    -------------      -----    -------------     -----
EBIT                                               7,055,251                  14,064,182                  15,653,065
EBITDA                                            13,293,245                  20,342,938                  22,799,276

Adjustments:
Other Non-Cash Adjustments to Earnings               585,382                     392,306                     527,408
One-Time Financing Charges                           600,000                           0                           0
Excess Compensation                                        0                           0                           0
                                               -------------               -------------               -------------
Total Adjustments                                  1,185,382                     392,306                     527,408


Adjusted EBIT                                      8,240,633        3.9       14,456,488        6.5       16,180,473       6.7
Adjusted EBITDA                                   14,478,627        6.9       20,735,244        9.3       23,326,684       9.7

------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                  13,334,022        6.3       13,142,273        5.9       12,987,946       5.4
Depreciation Expense                               6,237,994        3.0        6,278,756        2.8        7,146,211       3.0
Capital Expenditures                               2,695,032        1.3        4,415,905        2.0        4,580,000       1.9
==============================================================================================================================
                                               ----------------------PROJECTED---------------------
                                                   2004             %          2005             %           2006           %
                                               -------------     ------    -------------     ------    -------------    ------
EBIT                                              18,499,315                  21,023,445                  23,735,185
EBITDA                                            26,033,182                  29,262,363                  32,674,411

Adjustments:
Other Non-Cash Adjustments to Earnings               500,287                     500,287                     500,287
One-Time Financing Charges                                 0                           0                           0
Excess Compensation                                        0                           0                           0
                                               -------------               -------------               -------------
Total Adjustments                                    500,287                     500,287                     500,287


Adjusted EBIT                                     18,999,602        7.3       21,523,732        7.6       24,235,472       7.9
Adjusted EBITDA                                   26,533,469       10.1       29,762,650       10.5       33,174,698      10.8

------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                  12,841,705        4.9       12,784,527        4.5       12,946,465       4.2
Depreciation Expense                               7,533,867        2.9        8,238,918        2.9        8,939,226       2.9
Capital Expenditures                              12,945,000        4.9        5,682,012        2.0        7,706,229       2.5
==============================================================================================================================

                                 SCHEDULE 11[A]
                               PIERRE FOODS, INC.
    COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE YEARS 2002 THROUGH 2006 -
                                   SCENARIO 2

                                               ---------ACTUAL---------    ---------------------PROJECTED---------------------
                                                    LTM
                                                   2001             %           2002            %           2003           %
                                               -------------     ------    -------------     ------    -------------    ------
% Growth                                                13.7%                       15.0%                       15.0%
Revenues                                       $ 211,040,483      100.0    $ 242,696,555      100.0    $ 279,101,039     100.0
Cost of Goods Sold                               133,905,113       63.4      151,928,044       62.6      174,717,250      62.6
                                               -------------     ------    -------------     ------    -------------    ------
     Gross Profit                                 77,135,370       36.6       90,768,512       37.4      104,383,788      37.4

Operating Expenses:
Selling, General and Administrative               63,842,125       30.3       75,235,932       31.0       86,521,322      31.0
Loss on Sale of Mom 'n' Pop; Country Ham LLC               0        0.0                0        0.0                0       0.0
Depreciation and Amortization                      6,237,994        3.0        6,278,756        2.6        7,146,211       2.6
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OPERATING EXPENSES                          70,080,119       33.2       81,514,688       33.6       93,667,533      33.6

OPERATING INCOME (LOSS)                            7,055,251        3.3        9,253,824        3.8       10,716,255       3.8

Other Income (Expenses):
Other Income                                         281,600        0.1                0        0.0                0       0.0
Net Gain (Loss) on Dispositions of Assets            (27,695)       0.0                0        0.0                0       0.0
Equity in Earnings (Loss) of Affiliates                    0        0.0                0        0.0                0       0.0
Interest Expense                                 (13,334,022)      -6.3      (13,142,273)      -5.4      (12,987,946)     -4.7
Other Expense                                              0        0.0                0        0.0                0       0.0
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OTHER INCOME (EXPENSE)                     (13,080,117)      -6.2      (13,142,273)      -5.4      (12,987,946)     -4.7

Earnings (Loss) Before Income Taxes               (6,024,866)      -2.9       (3,888,449)      -1.6       (2,271,691)     -0.8
Provision for Income Taxes (Benefit)              (1,684,950)      -0.8       (2,402,673)      -1.0       (1,059,971)     -0.4
                                               -------------     ------    -------------     ------    -------------    ------
NET INCOME (LOSS)                                 (4,339,916)      -2.1       (1,485,777)      -0.6       (1,211,720)     -0.4
                                               =============     ======    =============     ======    =============    ======
                                               ----------------------PROJECTED---------------------
                                                   2004             %          2005             %           2006           %
                                               -------------     ------    -------------     ------    -------------    ------
% Growth                                                15.0%                       15.0%                       15.0%
Revenues                                       $ 320,966,195      100.0    $ 369,111,124      100.0    $ 424,477,792     100.0
Cost of Goods Sold                               200,924,838       62.6      231,063,563       62.6      265,723,098      62.6
                                               -------------     ------    -------------     ------    -------------    ------
     Gross Profit                                120,041,357       37.4      138,047,560       37.4      158,754,694      37.4

Operating Expenses:
Selling, General and Administrative               99,499,520       31.0      114,424,448       31.0      131,588,116      31.0
Loss on Sale of Mom 'n' Pop; Country Ham LLC               0        0.0                0        0.0                0       0.0
Depreciation and Amortization                      7,533,867        2.3        7,382,222        2.0        7,216,122       1.7
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OPERATING EXPENSES                         107,033,387       33.3      121,806,671       33.0      138,804,238      32.7

OPERATING INCOME (LOSS)                           13,007,969        4.1       16,240,889        4.4       19,950,456       4.7

Other Income (Expenses):
Other Income                                               0        0.0                0        0.0                0       0.0
Net Gain (Loss) on Dispositions of Assets                  0        0.0                0        0.0                0       0.0
Equity in Earnings (Loss) of Affiliates                    0        0.0                0        0.0                0       0.0
Interest Expense                                 (12,841,705)      -4.0      (12,841,705)      -3.5      (12,841,705)     -3.0
Other Expense                                              0        0.0                0        0.0                0       0.0
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OTHER INCOME (EXPENSE)                     (12,841,705)      -4.0      (12,841,705)      -3.5      (12,841,705)     -3.0

Earnings (Loss) Before Income Taxes                  166,264        0.1        3,399,184        0.9        7,108,751       1.7
Provision for Income Taxes (Benefit)                  70,114        0.0        1,325,682        0.4        2,772,413       0.7
                                               -------------     ------    -------------     ------    -------------    ------
NET INCOME (LOSS)                                     96,151        0.0        2,073,503        0.6        4,336,338       1.0
                                               =============     ======    =============     ======    =============    ======

                                               ---------ACTUAL---------    ---------------------PROJECTED---------------------
                                                    LTM
                                                   2001             %           2002            %           2003           %
                                               -------------      -----    -------------      -----    -------------     -----
EBIT                                               7,055,251                   9,253,824                  10,716,255
EBITDA                                            13,293,245                  15,532,580                  17,862,466

Adjustments:
Other Non-Cash Adjustments to Earnings               585,382                     392,306                     527,408
One-Time Financing Charges                           600,000                           0                           0
Excess Compensation                                        0                           0                           0
                                               -------------               -------------               -------------
Total Adjustments                                  1,185,382                     392,306                     527,408


Adjusted EBIT                                      8,240,633        3.9        9,646,130        4.0       11,243,663       4.0
Adjusted EBITDA                                   14,478,627        6.9       15,924,886        6.6       18,389,874       6.6


------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                  13,334,022        6.3       13,142,273        5.4       12,987,946       4.7
Depreciation Expense                               6,237,994        3.0        6,278,756        2.6        7,146,211       2.6
Capital Expenditures                               2,695,032        1.3        4,415,905        1.8        4,580,000       1.6
==============================================================================================================================

                                               ----------------------PROJECTED---------------------
                                                   2004             %          2005             %           2006           %
                                               -------------     ------    -------------     ------    -------------    ------
EBIT                                              13,007,969                  16,240,889                  19,950,456
EBITDA                                            20,541,836                  23,623,112                  27,166,579

Adjustments:
Other Non-Cash Adjustments to Earnings               500,287                     500,287                     500,287
One-Time Financing Charges                                 0                           0                           0
Excess Compensation                                        0                           0                           0
                                               -------------               -------------               -------------
Total Adjustments                                    500,287                     500,287                     500,287


Adjusted EBIT                                     13,508,256        4.2       16,741,176        4.5       20,450,743       4.8
Adjusted EBITDA                                   21,042,123        6.6       24,123,399        6.5       27,666,866       6.5


------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                  12,841,705        4.0       12,841,705        3.5       12,841,705       3.0
Depreciation Expense                               7,533,867        2.3        7,382,222        2.0        7,216,122       1.7
Capital Expenditures                              12,945,000        4.0        7,382,222        2.0        7,216,122       1.7
==============================================================================================================================

                                 SCHEDULE 11[B]
                               PIERRE FOODS, INC.
    COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE YEARS 2002 THROUGH 2006 -
                                   SCENARIO 3

                                               ---------ACTUAL---------    ---------------------PROJECTED---------------------
                                                    LTM
                                                   2001             %           2002            %           2003           %
                                               -------------     ------    -------------     ------    -------------    ------
% Growth                                                13.7%                       15.0%                       15.0%
Revenues                                       $ 211,040,483      100.0    $ 242,696,555      100.0    $ 279,101,039     100.0
Cost of Goods Sold                               133,905,113       63.4      152,170,740       62.7      174,996,351      62.7
                                               -------------     ------    -------------     ------    -------------    ------
     Gross Profit                                 77,135,370       36.6       90,525,815       37.3      104,104,687      37.3

Operating Expenses:
Selling, General and Administrative               63,842,125       30.3       68,197,732       28.1       77,590,089      27.8
Loss on Sale of Mom 'n' Pop; Country Ham LLC               0        0.0                0        0.0                0       0.0
Depreciation and Amortization                      6,237,994        3.0        6,278,756        2.6        7,146,211       2.6
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OPERATING EXPENSES                          70,080,119       33.2       74,476,488       30.7       84,736,300      30.4

OPERATING INCOME (LOSS)                            7,055,251        3.3       16,049,327        6.6       19,368,388       6.9

Other Income (Expenses):
Other Income                                         281,600        0.1                0        0.0                0       0.0
Net Gain (Loss) on Dispositions of Assets            (27,695)       0.0                0        0.0                0       0.0
Equity in Earnings (Loss) of Affiliates                    0        0.0                0        0.0                0       0.0
Interest Expense                                 (13,334,022)      -6.3      (13,142,273)      -5.4      (12,987,946)     -4.7
Other Expense                                              0        0.0                0        0.0                0       0.0
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OTHER INCOME (EXPENSE)                     (13,080,117)      -6.2      (13,142,273)      -5.4      (12,987,946)     -4.7

Earnings (Loss) Before Income Taxes               (6,024,866)      -2.9        2,907,054        1.2        6,380,442       2.3
Provision for Income Taxes (Benefit)              (1,684,950)      -0.8        1,796,269        0.7        2,977,114       1.1
                                               -------------     ------    -------------     ------    -------------    ------
NET INCOME (LOSS)                                 (4,339,916)      -2.1        1,110,785        0.5        3,403,328       1.2
                                               =============     ======    =============     ======    =============    ======

                                               ----------------------PROJECTED---------------------
                                                   2004             %          2005             %           2006           %
                                               -------------     ------    -------------     ------    -------------    ------
% Growth                                                15.0%                       15.0%                       15.0%
Revenues                                       $ 320,966,195      100.0    $ 369,111,124      100.0    $ 424,477,792     100.0
Cost of Goods Sold                               201,245,804       62.7      231,432,675       62.7      266,147,576      62.7
                                               -------------     ------    -------------     ------    -------------    ------
     Gross Profit                                119,720,391       37.3      137,678,449       37.3      158,330,217      37.3

Operating Expenses:
Selling, General and Administrative               87,623,771       27.3       99,660,003       27.0      113,335,571      26.7
Loss on Sale of Mom 'n' Pop; Country Ham LLC               0        0.0                0        0.0                0       0.0
Depreciation and Amortization                      7,533,867        2.3        7,382,222        2.0        7,216,122       1.7
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OPERATING EXPENSES                          95,157,638       29.6      107,042,226       29.0      120,551,693      28.4

OPERATING INCOME (LOSS)                           24,562,752        7.7       30,636,223        8.3       37,778,524       8.9

Other Income (Expenses):
Other Income                                               0        0.0                0        0.0                0       0.0
Net Gain (Loss) on Dispositions of Assets                  0        0.0                0        0.0                0       0.0
Equity in Earnings (Loss) of Affiliates                    0        0.0                0        0.0                0       0.0
Interest Expense                                 (12,841,705)      -4.0      (12,362,500)      -3.3      (12,362,500)     -2.9
Other Expense                                              0        0.0                0        0.0                0       0.0
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OTHER INCOME (EXPENSE)                     (12,841,705)      -4.0      (12,362,500)      -3.3      (12,362,500)     -2.9

Earnings (Loss) Before Income Taxes               11,721,047        3.7       18,273,723        5.0       25,416,024       6.0
Provision for Income Taxes (Benefit)               4,942,766        1.5        7,126,752        1.9        9,912,249       2.3
                                               -------------     ------    -------------     ------    -------------    ------
NET INCOME (LOSS)                                  6,778,282        2.1       11,146,971        3.0       15,503,774       3.7
                                               =============     ======    =============     ======    =============    ======

                                               ---------ACTUAL---------    ---------------------PROJECTED---------------------
                                                    LTM
                                                   2001             %           2002            %           2003           %
                                               -------------      -----    -------------      -----    -------------     -----
EBIT                                               7,055,251                  16,049,327                  19,368,388
EBITDA                                            13,293,245                  22,328,083                  26,514,599

Adjustments:
Other Non-Cash Adjustments to Earnings               585,382                     392,306                     527,408
One-Time Financing Charges                           600,000                           0                           0
Excess Compensation                                        0                           0                           0
                                               -------------               -------------               -------------
Total Adjustments                                  1,185,382                     392,306                     527,408

Adjusted EBIT                                      8,240,633        3.9       16,441,633        6.8       19,895,796       7.1
Adjusted EBITDA                                   14,478,627        6.9       22,720,389        9.4       27,042,007       9.7

------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                  13,334,022        6.3       13,142,273        5.4       12,987,946       4.7
Depreciation Expense                               6,237,994        3.0        6,278,756        2.6        7,146,211       2.6
Capital Expenditures                               2,695,032        1.3        4,415,905        1.8        4,580,000       1.6
==============================================================================================================================

                                               ----------------------PROJECTED---------------------
                                                   2004             %          2005             %           2006           %
                                               -------------     ------    -------------     ------    -------------    ------
EBIT                                              24,562,752                  30,636,223                  37,778,524
EBITDA                                            32,096,619                  38,018,446                  44,994,646

Adjustments:
Other Non-Cash Adjustments to Earnings               500,287                     500,287                     500,287
One-Time Financing Charges                                 0                           0                           0
Excess Compensation                                        0                           0                           0
                                               -------------               -------------               -------------
Total Adjustments                                    500,287                     500,287                     500,287


Adjusted EBIT                                     25,063,039        7.8       31,136,510        8.4       38,278,811       9.0
Adjusted EBITDA                                   32,596,906       10.2       38,518,733       10.4       45,494,933      10.7


------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                  12,841,705        4.0       12,362,500        3.3       12,362,500       2.9
Depreciation Expense                               7,533,867        2.3        7,382,222        2.0        7,216,122       1.7
Capital Expenditures                              12,945,000        4.0       12,945,000        3.5       12,945,000       3.0
==============================================================================================================================

                                 SCHEDULE 11[C]
                               PIERRE FOODS, INC.
    COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE YEARS 2002 THROUGH 2006 -
                                   SCENARIO 4

                                               ---------ACTUAL---------    ---------------------PROJECTED---------------------
                                                    LTM
                                                   2001             %           2002            %           2003           %
                                               -------------     ------    -------------     ------    -------------    ------
% Growth                                                13.7%                       15.0%                       15.0%
Revenues                                       $ 211,040,483      100.0    $ 242,696,555      100.0    $ 279,101,039     100.0
Cost of Goods Sold                               133,905,113       63.4      148,044,899       61.0      170,251,634      61.0
                                               -------------     ------    -------------     ------    -------------    ------
     Gross Profit                                 77,135,370       36.6       94,651,657       39.0      108,849,405      39.0

Operating Expenses:
Selling, General and Administrative               63,842,125       30.3       66,741,553       27.5       76,752,786      27.5
Loss on Sale of Mom 'n' Pop; Country Ham LLC               0        0.0                0        0.0                0       0.0
Depreciation and Amortization                      6,237,994        3.0        6,278,756        2.6        7,146,211       2.6
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OPERATING EXPENSES                          70,080,119       33.2       73,020,309       30.1       83,898,997      30.1

OPERATING INCOME (LOSS)                            7,055,251        3.3       21,631,348        8.9       24,950,408       8.9

Other Income (Expenses):
Other Income                                         281,600        0.1                0        0.0                0       0.0
Net Gain (Loss) on Dispositions of Assets            (27,695)       0.0                0        0.0                0       0.0
Equity in Earnings (Loss) of Affiliates                    0        0.0                0        0.0                0       0.0
Interest Expense                                 (13,334,022)      -6.3      (13,142,273)      -5.4      (12,987,946)     -4.7
Other Expense                                              0        0.0                0        0.0                0       0.0
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OTHER INCOME (EXPENSE)                     (13,080,117)      -6.2      (13,142,273)      -5.4      (12,987,946)     -4.7

Earnings (Loss) Before Income Taxes               (6,024,866)      -2.9        8,489,075        3.5       11,962,462       4.3
Provision for Income Taxes (Benefit)              (1,684,950)      -0.8        5,245,399        2.2        5,581,685       2.0
                                               -------------     ------    -------------     ------    -------------    ------
NET INCOME (LOSS)                                 (4,339,916)      -2.1        3,243,676        1.3        6,380,777       2.3
                                               =============     ======    =============     ======    =============    ======

                                               ----------------------PROJECTED---------------------
                                                   2004             %          2005             %           2006           %
                                               -------------     ------    -------------     ------    -------------    ------
% Growth                                                15.0%                       15.0%                       15.0%
Revenues                                       $ 320,966,195      100.0    $ 369,111,124      100.0    $ 424,477,792     100.0
Cost of Goods Sold                               195,789,379       61.0      225,157,785       61.0      258,931,453      61.0
                                               -------------     ------    -------------     ------    -------------    ------
     Gross Profit                                125,176,816       39.0      143,953,338       39.0      165,546,339      39.0

Operating Expenses:
Selling, General and Administrative               89,068,119       27.8      104,273,892       28.3      120,976,171      28.5
Loss on Sale of Mom 'n' Pop; Country Ham LLC               0        0.0                0        0.0                0       0.0
Depreciation and Amortization                      7,533,867        2.3        7,382,222        2.0        7,216,122       1.7
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OPERATING EXPENSES                          96,601,986       30.1      111,656,115       30.3      128,192,293      30.2

OPERATING INCOME (LOSS)                           28,574,830        8.9       32,297,223        8.8       37,354,046       8.8

Other Income (Expenses):
Other Income                                               0        0.0                0        0.0                0       0.0
Net Gain (Loss) on Dispositions of Assets                  0        0.0                0        0.0                0       0.0
Equity in Earnings (Loss) of Affiliates                    0        0.0                0        0.0                0       0.0
Interest Expense                                 (12,841,705)      -4.0      (12,350,000)      -3.3      (12,350,000)     -2.9
Other Expense                                              0        0.0                0        0.0                0       0.0
                                               -------------     ------    -------------     ------    -------------    ------
TOTAL OTHER INCOME (EXPENSE)                     (12,841,705)      -4.0      (12,350,000)      -3.3      (12,350,000)     -2.9

Earnings (Loss) Before Income Taxes               15,733,125        4.9       19,947,223        5.4       25,004,046       5.9
Provision for Income Taxes (Benefit)               6,634,659        2.1        7,779,417        2.1        9,751,578       2.3
                                               -------------     ------    -------------     ------    -------------    ------
NET INCOME (LOSS)                                  9,098,466        2.8       12,167,806        3.3       15,252,468       3.6
                                               =============     ======    =============     ======    =============    ======

                                               ---------ACTUAL---------    ---------------------PROJECTED---------------------
                                                    LTM
                                                   2001             %           2002            %           2003           %
                                               -------------      -----    -------------      -----    -------------     -----
EBIT                                               7,055,251                  21,631,348                  24,950,408
EBITDA                                            13,293,245                  27,910,104                  32,096,619

Adjustments:
Other Non-Cash Adjustments to Earnings               585,382                     392,306                     527,408
One-Time Financing Charges                           600,000                           0                           0
Excess Compensation                                        0                           0                           0
                                               -------------               -------------               -------------
Total Adjustments                                  1,185,382                     392,306                     527,408


Adjusted EBIT                                      8,240,633        3.9       22,023,654        9.1       25,477,816       9.1
Adjusted EBITDA                                   14,478,627        6.9       28,302,410       11.7       32,624,027      11.7


------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                  13,334,022        6.3       13,142,273        5.4       12,987,946       4.7
Depreciation Expense                               6,237,994        3.0        6,278,756        2.6        7,146,211       2.6
Capital Expenditures                               2,280,849        1.1        4,415,905        1.8        4,580,000       1.6
==============================================================================================================================

                                               ----------------------PROJECTED---------------------
                                                   2004             %          2005             %           2006           %
                                               -------------     ------    -------------     ------    -------------    ------
EBIT                                              28,574,830                  32,297,223                  37,354,046
EBITDA                                            36,108,697                  39,679,446                  44,570,168

Adjustments:
Other Non-Cash Adjustments to Earnings               500,287                     500,287                     500,287
One-Time Financing Charges                                 0                           0                           0
Excess Compensation                                        0                           0                           0
                                               -------------               -------------               -------------
Total Adjustments                                    500,287                     500,287                     500,287


Adjusted EBIT                                     29,075,117        9.1       32,797,510        8.9       37,854,333       8.9
Adjusted EBITDA                                   36,608,984       11.4       40,179,733       10.9       45,070,455      10.6


------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                  12,841,705        4.0       12,350,000        3.3       12,350,000       2.9
Depreciation Expense                               7,533,867        2.3        7,382,222        2.0        7,216,122       1.7
Capital Expenditures                              12,945,000        4.0        7,382,222        2.0        7,216,122       1.7
==============================================================================================================================

                                   SCHEDULE 12
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 1

                                               -------------------------------PROJECTIONS---------------------------
                                  BASE YEAR                                                                            COMPOUNDED
                                    LTM                                                                                  ANNUAL
                                    2001            2002           2003         2004          2005           2006        GROWTH
                                -------------  ------------  -------------  ------------  ------------  ------------   ----------
Revenue Growth                          13.7%           5.3%           8.5%          8.6%          8.5%          8.5%
NET REVENUES                    $211,040,483   $222,212,486   $241,085,854  $261,843,878  $284,100,608  $308,249,159        8.5%

OPERATING INCOME (LOSS)         $  7,055,251   $ 14,064,182   $ 15,653,065  $ 18,499,315  $ 21,023,445  $ 23,735,185       14.0%
Operating Margin                         3.3%           6.3%           6.5%          7.1%          7.4%          7.7%

Adjusted EBIT                   $  8,240,633   $ 14,456,488   $ 16,180,473  $ 18,999,602  $ 21,523,732  $ 24,235,472
Income Taxes                       3,213,847      8,932,664      7,549,809     8,012,132     8,394,255     9,451,834
                                -------------  ------------  -------------  ------------  ------------  ------------

DEBT-FREE NET INCOME            $  5,026,786   $  5,523,824   $  8,630,664  $ 10,987,470  $ 13,129,476  $ 14,783,638
Debt-free Net Income Margin              2.4%           2.5%           3.6%          4.2%          4.6%          4.8%

+ Depreciation/Amortization        6,237,994      6,278,756      7,146,211     7,533,867     8,238,918     8,939,226
- Capital Expenditures             2,695,032      4,415,905      4,580,000    12,945,000     5,682,012     7,706,229
                                -------------  ------------  -------------  ------------  ------------  ------------

      Beginning W/C (Debt-Free)                  37,549,733     51,108,872    55,449,746    60,224,092    65,343,140
      Required W/C (% of Sales)         23.0%    51,108,872     55,449,746    60,224,092    65,343,140    70,897,307
                                               ------------  -------------  ------------  ------------  ------------

- W/C Additions (Excess)                         13,559,139      4,340,874     4,774,346     5,119,048     5,554,167

DEBT-FREE NET CASH FLOW                        $ (6,172,464)  $  6,856,001  $    801,991  $ 10,567,334  $ 10,462,468

                                               -------------------------------PROJECTIONS---------------------------
                                  BASE YEAR                                                                            COMPOUNDED
                                    LTM                                                                                  ANNUAL
                                    2001            2002           2003         2004          2005           2006        GROWTH
                                -------------  ------------  -------------  ------------  ------------  ------------   ----------
Discount Rate                           16.0%          16.0%           16.0%        16.0%        16.0%         16.0%
Discount Factor                                      0.9285          0.8004       0.6900       0.5948        0.5128
                                                -----------    ------------     --------   ----------    ----------
Present Value                                   $(5,731,133)   $  5,487,543     $553,374   $6,285,450    $5,365,153


Sum of Present Values                                                                                                  $ 11,960,387

Year 5 Net Cash Flow Times Long-Term
 Growth Rate                                           4.0%    $10,880,966
Capitalization Rate                                                   12.0%
                                                               -----------
Residual Value                                                 $90,674,717
Discount Rate                                                         16.0%
Discount Factor                                                     0.5128
                                                               -----------
Present Value of Residual Value                                                                                          46,497,995
                                                                                                                       ------------
Indicated Value - Invested Capital                                                                                     $ 58,458,382
Add: Cash & Equivalents                                                                                                   1,813,437
Less: Total Interest Bearing Debt                                                                                       118,318,202
                                                                                                                       ------------
Indicated Value - Aggregate Value
 Stockholders' Equity (Control Basis)                                                                                   (58,046,383)


Rounded to                                                                                                             $(58,046,400)
                                                                                                                       ============

================================================================================
                                 SCHEDULE 12[A]
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 2
================================================================================

                                                         BASE YEAR          -------------------PROJECTIONS---------------------
                                                            LTM
                                                            2001                2002               2003               2004
                                                        ------------        ------------       ------------        ------------
Revenue Growth                                                  13.7%               15.0%              15.0%               15.0%
NET REVENUES                                            $211,040,483        $242,696,555       $279,101,039        $320,966,195

OPERATING INCOME (LOSS)                                 $  7,055,251        $ 14,064,182       $ 15,653,065        $ 18,499,315
Operating Margin                                                 3.3%                5.8%               5.6%                5.8%

Adjusted EBIT                                           $  8,240,633        $  9,646,130       $ 11,243,663        $ 13,508,256
Income Taxes                                               3,213,847           5,960,343          5,246,293           5,696,432
                                                        ------------        ------------       ------------        ------------

DEBT-FREE NET INCOME                                    $  5,026,786        $  3,685,786       $  5,997,370        $  7,811,825
Debt-free Net Income Margin                                      2.4%                1.5%               2.1%                2.4%

+ Depreciation/Amortization                                6,237,994           6,278,756          7,146,211           7,533,867
- Capital Expenditures                                     2,695,032           4,415,905          4,580,000          12,945,000
                                                        ------------        ------------       ------------        ------------

      Beginning W/C (Debt-Free)                                               37,549,733         55,820,208          64,193,239
      Required W/C (% of Sales)                                 23.0%         55,820,208         64,193,239          73,822,225
                                                        ------------        ------------       ------------        ------------

- W/C Additions (Excess)                                                      18,270,475          8,373,031           9,628,986

DEBT-FREE NET CASH FLOW                                                     $(12,721,838)      $    190,550        $ (7,228,294)
Discount Rate                                                   16.0%               16.0%              16.0%               16.0%


                                                        ----------PROJECTIONS-----------
                                                                                               COMPOUNDED
                                                            2005                2006          ANNUAL GROWTH
                                                        ------------        ------------      -------------
Revenue Growth                                                  15.0%               15.0%
NET REVENUES                                            $369,111,124        $424,477,792           15.0%

OPERATING INCOME (LOSS)                                 $ 21,023,445        $ 23,735,185           14.0%
Operating Margin                                                 5.7%                5.6%

Adjusted EBIT                                           $ 16,741,176        $ 20,450,743
Income Taxes                                               6,529,059           7,975,790
                                                        ------------        ------------
DEBT-FREE NET INCOME                                    $ 10,212,118        $ 12,474,953
Debt-free Net Income Margin                                      2.8%                2.9%

+ Depreciation/Amortization                                7,382,222           7,216,122
- Capital Expenditures                                     7,382,222           7,216,122
                                                        ------------        ------------
      Beginning W/C (Debt-Free)                           73,822,225          84,895,558
      Required W/C (% of Sales)                           84,895,558          97,629,892

                                                        ------------        ------------
- W/C Additions (Excess)                                  11,073,333          12,734,334

DEBT-FREE NET CASH FLOW                                 $   (861,215)       $   (259,381)

Discount Rate                                                   16.0%               16.0%

                                                         BASE YEAR          -------------------PROJECTIONS---------------------
                                                            LTM
                                                            2001                2002               2003               2004
                                                        ------------        ------------       ------------        ------------
Discount Factor                                                                   0.9285             0.8004            0.6900
                                                                            ------------       ------------      ------------
Present Value                                                              $ (11,812,226)      $    152,516      $ (4,987,523)

Sum of Present Values

Year 5 Net Cash Flow Times Long-Term Growth Rate                                     4.0%      $   (269,756)

Capitalization Rate                                                                                    12.0%
                                                                                               ------------
Residual Value                                                                                 $ (2,247,967)
Discount Rate                                                                                          16.0%
Discount Factor                                                                                      0.5128
                                                                                               ------------
Present Value of Residual Value

Indicated Value - Invested Capital
Add: Cash & Equivalents
Less: Total Interest Bearing Debt

Indicated Value - Aggregate Value Stockholders' Equity (Control Basis)

Rounded to

                                                        ----------PROJECTIONS-----------
                                                                                               COMPOUNDED
                                                            2005                2006          ANNUAL GROWTH
                                                        ------------       -------------      -------------
Discount Factor                                                                   0.5948             0.5128
                                                                           -------------      -------------
Present Value                                                              $    (512,251)     $    (133,010)

Sum of Present Values                                                      $ (17,292,494)

Year 5 Net Cash Flow Times Long-Term Growth Rate

Capitalization Rate

Residual Value
Discount Rate
Discount Factor

Present Value of Residual Value                                               (1,152,757)
                                                                           -------------
Indicated Value - Invested Capital                                         $ (18,445,251)
Add: Cash & Equivalents                                                        1,813,437
Less: Total Interest Bearing Debt                                            118,318,202
                                                                           -------------
Indicated Value - Aggregate Value Stockholders' Equity (Control Basis)      (134,950,016)

Rounded to                                                                 $(134,950,000)
                                                                           =============

================================================================================
                                 SCHEDULE 12[B]
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 3
================================================================================

                                                         BASE YEAR          -------------------PROJECTIONS---------------------
                                                            LTM
                                                            2001                2002               2003               2004
                                                        ------------        ------------       ------------        ------------
Revenue Growth                                                  13.7%               15.0%              15.0%               15.0%
NET REVENUES                                            $211,040,483        $242,696,555       $279,101,039        $320,966,195

OPERATING INCOME (LOSS)                                 $  7,055,251        $ 16,049,327       $ 19,368,388        $ 24,562,752
Operating Margin                                                 3.3%                6.6%               6.9%                7.7%

Adjusted EBIT                                           $  8,240,633        $ 16,441,633       $ 19,895,796        $ 25,063,039
Income Taxes                                               3,213,847          10,159,285          9,283,378          10,569,084
                                                        ------------        ------------       ------------        ------------
DEBT-FREE NET INCOME                                    $  5,026,786        $  6,282,348       $ 10,612,417        $ 14,493,956
Debt-free Net Income Margin                                      2.4%                2.6%               3.8%                4.5%

+ Depreciation/Amortization                                6,237,994           6,278,756          7,146,211           7,533,867
- Capital Expenditures                                     2,695,032           4,415,905          4,580,000          12,945,000
                                                        ------------        ------------       ------------        ------------
      Beginning W/C (Debt-Free)                                               37,549,733          55,820,208         64,193,239
      Required W/C (% of Sales)                                 23.0%         55,820,208         64,193,239          73,822,225
                                                                            ------------       ------------        ------------
- W/C Additions (Excess)                                                      18,270,475          8,373,031           9,628,986

DEBT-FREE NET CASH FLOW                                                     $(10,125,276)      $  4,805,597        $   (546,163)

Discount Rate                                                   16.0%               16.0%              16.0%               16.0%


                                                        ----------PROJECTIONS-----------
                                                                                               COMPOUNDED
                                                            2005                2006          ANNUAL GROWTH
                                                        ------------        ------------      -------------
Revenue Growth                                                  15.0%               15.0%
NET REVENUES                                            $369,111,124        $424,477,792           15.0%

OPERATING INCOME (LOSS)                                 $ 30,636,223        $ 37,778,524           23.7%
Operating Margin                                                 8.3%                8.9%

Adjusted EBIT                                           $ 31,136,510        $ 38,278,811
Income Taxes                                              12,143,239          14,928,736
                                                        ------------        ------------
DEBT-FREE NET INCOME                                    $ 18,993,271        $ 23,350,074
Debt-free Net Income Margin                                      5.1%                5.5%

+ Depreciation/Amortization                                7,382,222           7,216,122
- Capital Expenditures                                    12,945,000          12,945,000
                                                        ------------        ------------
      Beginning W/C (Debt-Free)                           73,822,225          84,895,558
      Required W/C (% of Sales)                           84,895,558          97,629,892
                                                        ------------        ------------
- W/C Additions (Excess)                                  11,073,333          12,734,334

DEBT-FREE NET CASH FLOW                                 $  2,357,161        $  4,886,863

Discount Rate                                                   16.0%               16.0%

                                                         BASE YEAR          -------------------PROJECTIONS---------------------
                                                            LTM
                                                            2001                2002               2003               2004
                                                        ------------        ------------       ------------        ------------
Discount Factor                                                                   0.9285             0.8004              0.6900
                                                                            ------------       ------------        ------------
Present Value                                                               $ (9,401,319)      $  3,846,400        $   (376,853)

Sum of Present Values

Year 5 Net Cash Flow Times Long-Term Growth Rate                                                        4.0%       $  5,082,337
Capitalization Rate                                                                                                        12.0%
                                                                                                                   ------------
Residual Value                                                                                                     $ 42,352,808
Discount Rate                                                                                                              16.0%
Discount Factor                                                                                                          0.5128
                                                                                                                   ------------
Present Value of Residual Value

Indicated Value - Invested Capital
Add: Cash & Equivalents
Less: Total Interest Bearing Debt

Indicated Value - Aggregate Value Stockholders' Equity (Control Basis)

Rounded to


                                                        ----------PROJECTIONS-----------
                                                                                               COMPOUNDED
                                                            2005                2006          ANNUAL GROWTH
                                                        ------------        ------------      -------------
Discount Factor                                                                   0.5948             0.5128
                                                                            ------------      -------------
Present Value                                                               $  1,402,039      $   2,505,983

Sum of Present Values                                                                         $  (2,023,750)

Year 5 Net Cash Flow Times Long-Term Growth Rate
Capitalization Rate

Residual Value
Discount Rate
Discount Factor

Present Value of Residual Value                                                                  21,718,520
                                                                                              -------------
Indicated Value - Invested Capital                                                            $  19,694,770
Add: Cash & Equivalents                                                                           1,813,437
Less: Total Interest Bearing Debt                                                               118,318,202
                                                                                              -------------
Indicated Value - Aggregate Value Stockholders' Equity (Control Basis)                          (96,809,995)

Rounded to                                                                                    $ (96,810,000)
                                                                                              =============

================================================================================
                                 SCHEDULE 12[C]
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 4
================================================================================

                                                         BASE YEAR          -------------------PROJECTIONS---------------------
                                                            LTM
                                                            2001                2002               2003               2004
                                                        ------------        ------------       ------------        ------------
Revenue Growth                                                  13.7%               15.0%              15.0%               15.0%
NET REVENUES                                            $211,040,483        $242,696,555       $279,101,039        $320,966,195

OPERATING INCOME (LOSS)                                 $  7,055,251        $ 21,631,348       $ 24,950,408        $ 28,574,830
Operating Margin                                                 3.3%                8.9%               8.9%                8.9%

Adjusted EBIT                                           $  8,240,633        $ 22,023,654       $ 25,477,816        $ 29,075,117
Income Taxes                                               3,213,847          13,608,416         11,887,949          12,260,977
                                                        ------------        ------------       ------------        ------------
DEBT-FREE NET INCOME                                    $  5,026,786        $  8,415,238       $ 13,589,867        $ 16,814,140
Debt-free Net Income Margin                                      2.4%                3.5%               4.9%                5.2%

+ Depreciation/Amortization                                6,237,994           6,278,756          7,146,211           7,533,867
- Capital Expenditures                                     2,280,849           4,415,905          4,580,000          12,945,000
                                                        ------------        ------------       ------------        ------------
Beginning W/C (Debt-Free)                                                     37,549,733         55,820,208          64,193,239
Required W/C (% of Sales)                                       23.0%         55,820,208         64,193,239          73,822,225
                                                                            ------------       ------------        ------------
- W/C Additions (Excess)                                                      18,270,475          8,373,031           9,628,986

DEBT-FREE NET CASH FLOW                                                     $ (7,992,386)      $  7,783,047        $  1,774,021

Discount Rate                                                   16.0%               16.0%              16.0%               16.0%


                                                        ----------PROJECTIONS-----------
                                                                                               COMPOUNDED
                                                            2005                2006          ANNUAL GROWTH
                                                        ------------        ------------      -------------
Revenue Growth                                                  15.0%               15.0%
NET REVENUES                                            $369,111,124        $424,477,792           15.0%

OPERATING INCOME (LOSS)                                 $ 32,297,223        $ 37,354,046           14.6%
Operating Margin                                                 8.8%                8.8%

Adjusted EBIT                                           $ 32,797,510        $ 37,854,333
Income Taxes                                              12,791,029          14,763,190
                                                        ------------        ------------
DEBT-FREE NET INCOME                                    $ 20,006,481        $ 23,091,143
Debt-free Net Income Margin                                      5.4%                5.4%

+ Depreciation/Amortization                                7,382,222           7,216,122
- Capital Expenditures                                     7,382,222           7,216,122
                                                        ------------        ------------
      Beginning W/C (Debt-Free)                           73,822,225          84,895,558
      Required W/C (% of Sales)                           84,895,558          97,629,892
                                                        ------------        ------------
- W/C Additions (Excess)                                  11,073,333          12,734,334

DEBT-FREE NET CASH FLOW                                 $  8,933,148        $ 10,356,809

Discount Rate                                                   16.0%               16.0%

                                                         BASE YEAR          -------------------PROJECTIONS---------------------
                                                            LTM
                                                            2001                2002               2003               2004
                                                        ------------        ------------       ------------        ------------
Discount Factor                                                                   0.9285             0.8004              0.6900
                                                                            ------------       ------------        ------------
Present Value                                                               $ (7,420,930)      $  6,229,551        $  1,224,075

Sum of Present Values

Year 5 Net Cash Flow Times Long-Term Growth Rate                                     4.0%      $ 10,771,081
Capitalization Rate                                                                                    12.0%
                                                                                               ------------
Residual Value                                                                                 $ 89,759,008
Discount Rate                                                                                          16.0%
Discount Factor                                                                                      0.5128
                                                                                               ------------
Present Value of Residual Value

Indicated Value - Invested Capital
Add: Cash & Equivalents
Less: Total Interest Bearing Debt

Indicated Value - Aggregate Value Stockholders' Equity (Control Basis)

Rounded to


                                                        ----------PROJECTIONS-----------
                                                                                               COMPOUNDED
                                                            2005                2006          ANNUAL GROWTH
                                                        ------------        ------------      -------------
Discount Factor                                                                   0.5948             0.5128
                                                                            ------------      -------------
Present Value                                                               $  5,313,437      $   5,310,972

Sum of Present Values                                                                         $  10,657,105

Year 5 Net Cash Flow Times Long-Term Growth Rate
Capitalization Rate

Residual Value
Discount Rate
Discount Factor

Present Value of Residual Value                                                                  46,028,419
                                                                                              -------------
Indicated Value - Invested Capital                                                            $  56,685,524
Add: Cash & Equivalents                                                                           1,813,437
Less: Total Interest Bearing Debt                                                               118,318,202
                                                                                              -------------
Indicated Value - Aggregate Value Stockholders' Equity (Control Basis)                          (59,819,241)

Rounded to                                                                                    $ (59,819,200)
                                                                                              =============

================================================================================
                                   SCHEDULE 13
                               PIERRE FOODS, INC.
                   WEIGHTED COST OF CAPITAL ANALYSIS (3/9/01)
================================================================================

----------------------------------------------------------------------------------------------------------------
              COST OF DEBT:
----------------------------------------------------------------------------------------------------------------
                Pretax Cost of Debt                                                         10.75%
                Premium                                                                      5.00%     (1)
                                                                                            -----
              Adjusted Pretax Cost of Debt                                                  15.75%

               Tax Rate                                                40.0%     (2)
               After-tax Cost of Debt (Rd)                                                   9.45%

----------------------------------------------------------------------------------------------------------------
              COST OF EQUITY:  (3)
----------------------------------------------------------------------------------------------------------------
              30-Year Treasury Bond Yield (Rf) (3/9/01)                                      6.14%
              Plus Equity Premiums:
               Equity Premium (Rm-Rf)                                  6.88%     (4)
               Beta Coefficient (b)                                    1.00      (5)
                                                                       ----
               Industry-Adjusted Premium                               6.88%
               Size Premium                                            3.95%     (6)
               Additional Risk Premium (ARP)                           7.00%     (7)
                                                                       ----
                Total Equity Premium                                                        17.83%
                                                                                            -----
              Cost of Equity (Re)                                                           23.97%

----------------------------------------------------------------------------------------------------------------
              CAPITALIZATION STRUCTURE:
----------------------------------------------------------------------------------------------------------------
                Debt % of Capital (D)                                                       58.00%
                Equity % of Capital (E)                                                     42.00%     (8)

----------------------------------------------------------------------------------------------------------------
              WEIGHTED COST OF CAPITAL:
----------------------------------------------------------------------------------------------------------------
              Wtd. Cost of Debt (D)*(Rd)                                                     5.48%
              Wtd. Cost of Equity (E)*(Re)                                                  10.07%
                                                                                            ----
              Weighted Cost of Capital                                                      15.55%

              Rounded to                                                                    16.00%

--------------------------------------------------------------------------------
FOOTNOTES:

         (1) Debt Premium - Represents the estimated additional required rate of return associated with a debt investment in the subject company given its risk profile.

         (2)      Estimated tax rate.

         (3)      Re = Rf + b(Rm-Rf) + Size Premium + ARP
                     Where:
                       Re = Required return on equity
                        Rf= Risk-free rate of return (30-year Treasury Bond
                            yield)
                         b= Beta, a measure of the relationship between
                            industry
                           risk and aggregate market risk
                  Rm  - Rf= The expected return of the market in excess of the risk-free rate

                       ARP= Additional risk premium specific to an investment in
                            the subject company

         (4) Rm - Rf determined by reference to "SBBI", 2000 Yearbook, Ibbotson Associates, Chicago. [Small Co. Equity Return - L-T Gov't. Bond Yield; 1970-1999]

         (5)      Beta coefficient determined from industry data.

         (6) Ibbotson Associates - 2000 Yearbook: Size-Decile Portfolio of the NYSE (Long-Term Returns in Excess of CAPM) from 1926 to 1999.

         (7) The estimated additional risk premium reflects the perceived uncertainties associated associated with the operating forecast for the subject company and the speculative nature of the returns associated thereto.

         (8) Equity-to-Total Capital ratio determined from the Company's historical ratio of total interest bearing debt to the appraised market value of stockholders' equity.
================================================================================